UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2006 (December 14, 2006)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Deleware (State or other jurisdiction of incorporation)	000-30095 (Commission File Number)	33-0921967 (IRS Employer Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada	T2P 3A8
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (780) 482-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 14, 2006, Wescorp Energy Inc. (“Wescorp” or the “Corporation”) entered into Subscription Agreements with a number of accredited investors (the “Purchasers”) pursuant to which Wescorp agreed to sell and the Purchasers agreed to purchase 7,944,150 units (each a “Unit”), each Unit consisting of one (1) share (a “Share”) of common stock of the Corporation and one (1) Share purchase warrant (each a “Warrant”) for gross proceeds of $3,972,075 USD. Each Warrant entitles the holder thereof to subscribe for one (1) additional share of common stock at a price of $0.75 USD per Share at any time up until the time of expiry (24 months from the date issue). The Warrants shall be deemed exercised, in accordance with their terms, at any time after 180 days from the date of issue and prior to the time of expiry, if the weighted average trading price of the Corporation’s Shares as traded on the NASD OTC Bulletin Board for the previous ten (10) trading days was at least $1.50 per common share. In the event that the aggregate exercise price for the Warrants is not tendered to the Corporation within thirty (30) days of their deemed exercise, such Warrants will be deemed cancelled and of no force and effect.

The Corporation has agreed to file a registration statement within 45 days after the final closing to register the Shares and the shares issuable upon exercise of the Warrants for resale.

A portion of the proceeds from the sale of the Units will be used to pay the fees incurred in connection with the private placement, including legal fees. The remaining net proceeds will be used for working capital purposes.

The Units were issued to non-US residents outside the United States in reliance upon the exemption from registration under Regulation S of the Securities Act of 1933, as amended and to “accredited investors” as defined in Rule 501 of the Securities Act of 1933, as amended, who are residents in the United States.

Item 3.02 Unregistered Sales of Equity Securities

See the disclosure set forth in Item 1.01, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 18, 2006, Wescorp Energy Inc. issued a press release entitled “Wescorp Closes $3.972 Million Financing”. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01  Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document

10.1	Form of Subscription Agreement between Wescorp Energy Inc. and United States Resident

10.2	Form of Subscription Agreement between Wescorp Energy Inc. and the Non-U.S. Resident

10.3	Form of Warrant for United States Resident

10.4	Form of Warrant for Non-U.S. Resident

99.1	Press Release dated December 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

December 19, 2006	By:	/s/ Douglas Biles
Douglas Biles President and Chief Executive Officer

Exhibit Index

Exhibit No.	Document

10.1	Form of Subscription Agreement between Wescorp Energy Inc. and United States Resident

10.2	Form of Subscription Agreement between Wescorp Energy Inc. and a Non-U.S. Resident

10.3	Form of Warrant for United States Resident

10.4	Form of Warrant for Non-U.S. Resident

99.1	Press Release dated December 18, 2006.